UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  January 8, 2016

Black Hills Corporation

(Exact name of registrant as specified in its charter)

South Dakota

(State or other jurisdiction of incorporation)

001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street
Rapid City, South Dakota	57709-1400
(Address of principal executive offices)	(Zip Code)

605.721-1700

(Registrants telephone number, indicating area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(d))

☐                          Pre-commencement communications pursuant to Rule 13e-e(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01                                           Entry into a Material Definitive Agreement.

The disclosure under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01                                        Other Events.

Completion of Debt Offering

On January 13, 2016, Black Hills Corporation (the “Company”) issued (i) an aggregate principal amount of $250 million of its 2.500% Notes due 2019 (the “2019 Notes”) and (ii) an aggregate principal amount of $300 million of its 3.950% Notes due 2026 (the “2026 Notes” and together with the 2019 Notes, the “Notes”). The Notes were issued and sold pursuant to an Underwriting Agreement entered into on January 8, 2016 by the Company and the several underwriters named in Schedule A thereto (the “Underwriting Agreement”).

The Underwriting Agreement contains representations and warranties and covenants that are customary for transactions of this type. In addition, the Company has agreed to indemnify the underwriters against certain liabilities on customary terms.  Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings, including but not limited to commercial lending services, with the Company, its direct or indirect subsidiaries or its affiliates.  They have received, or may in the future receive, customary fees and commissions for these transactions.

The Notes were offered pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-197895) (as amended, the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission, and the related Prospectus dated August 6, 2014 and Prospectus Supplement dated January 8, 2016.  Copies of the Underwriting Agreement and opinions related to the Notes are attached hereto as exhibits and are expressly incorporated by reference herein and into the Registration Statement.  The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to the actual terms of the exhibit attached hereto.

Terms of the Notes

The Notes are being issued pursuant to the Indenture dated as of May 21, 2003 between the Company and Wells Fargo Bank, National Association (as successor to LaSalle Bank National Association), as trustee (the “Trustee”), as previously supplemented and as further supplemented by a Fifth Supplemental Indenture entered into by the Company on January 13, 2016 (as supplemented, the “Indenture”).  The Notes bear interest at the applicable rate per annum listed in the description of the Notes above, payable semi-annually in arrears (i) on January 11 and July 11 of each year, beginning on July 11, 2016, for the 2019 Notes and (ii) on January 15 and July 15 of each year, beginning July 15, 2016, for the 2026 Notes. The stated maturity for the 2019 Notes is January 11, 2019 and for the 2026 Notes is January 15, 2026. The Notes are the unsecured senior obligations of the Company and will rank equally with all of our existing and future unsecured and unsubordinated indebtedness and senior to all of our existing and future subordinated indebtedness.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include among other things nonpayment, breach of covenants in the Indenture and certain events of bankruptcy and insolvency. If an event of default occurs and is continuing with respect to a series of Notes, the Trustee or holders of at least 25% in principal amount outstanding of such series of Notes may declare the principal and the accrued and unpaid interest, if any, on all of the outstanding Notes of such series to be due and payable. These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

Copies of the Fifth Supplemental Indenture and the forms of the Notes are attached hereto as exhibits and are expressly incorporated by reference herein and into the Registration Statement.  The foregoing descriptions are qualified in their entirety by reference to the actual terms of the applicable exhibit attached hereto.

Automatic Reduction of Bridge Facility Commitments

The net proceeds from the offerings of Notes constitute “Net Cash Proceeds” arising from a “Debt Issuance,” each as defined in the existing Bridge Term Loan Agreement dated as of August 6, 2015 among the Company, as Borrower, the financial institutions from time to time party thereto, as Banks, and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent (the “Bridge Facility”).  As a result, the commitments of the Banks under our Bridge Facility, originally $1.17 billion and previously reduced by our offerings of common stock and equity units in November 2015, have automatically been further reduced by the amount of the net proceeds from the offering of the Notes.

Item 9.01                                        Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibits are being filed herewith:

Number	Exhibit

1.1	Underwriting Agreement dated January 8, 2016 among Black Hills Corporation and the several Underwriters named in Schedule A thereto.

4.1	Fifth Supplemental Indenture dated as of January 13, 2016 between Black Hills Corporation and Wells Fargo Bank, National Association (as successor to LaSalle Bank National Association), as trustee.

4.2	Form of 2.500% Notes due 2019 (included in Exhibit 4.1).

4.3	Form of 3.950% Notes due 2026 (included in Exhibit 4.1).

5.1	Opinion of Steven J. Helmers, Esq.

5.2	Opinion of Faegre Baker Daniels LLP.

23.1	Consent of Steven J. Helmers, Esq. (included in Exhibit 5.1).

23.2	Consent of Faegre Baker Daniels LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By:	/s/ Richard W. Kinzley
Richard W. Kinzley
Senior Vice President and
Chief Financial Officer

Date:  January 13, 2016

[Signature Page to Current Report on Form 8-K]

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated January 8, 2016 among Black Hills Corporation and the several Underwriters named in Schedule A thereto.

4.1	Fifth Supplemental Indenture dated as of January 13, 2016 between Black Hills Corporation and Wells Fargo Bank, National Association (as successor to LaSalle Bank National Association), as trustee.

4.2	Form of 2.500% Notes due 2019 (included in Exhibit 4.1).

4.3	Form of 3.950% Notes due 2026 (included in Exhibit 4.1).

5.1	Opinion of Steven J. Helmers, Esq.

5.2	Opinion of Faegre Baker Daniels LLP.

23.1	Consent of Steven J. Helmers, Esq. (included in Exhibit 5.1).

23.2	Consent of Faegre Baker Daniels LLP (included in Exhibit 5.2).